Supplement Dated November 8, 2010

To

Prospectuses Dated May 3, 2010

This supplement is intended for distribution with prospectuses dated May 3, 2010 for variable life insurance contracts issued by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, as applicable. The affected prospectuses bear the titles:

Accumulation VUL	Majestic VULX
Corporate VUL	Majestic Survivorship VULX
Protection Variable Universal Life	Majestic VCOLIX
Survivorship Variable Universal Life

Portfolio Mergers

Effective after the close of business on November 5, 2010, the portfolios of John Hancock Trust listed below under “Acquired Portfolios” merged into the corresponding John Hancock Trust portfolio listed below under “Acquiring Portfolios.”

Acquired Portfolios	Acquiring Portfolios
U.S. High Yield Bond	High Yield
Strategic Bond	Strategic Income Opportunities

As a result, you will not be able to allocate your policy value or any premium payments to an investment account corresponding with one of the Acquired Portfolios after November 5, 2010. You should disregard any reference in the product prospectus to the Acquired Portfolios.

Portfolio Additions

We revise the list of investment accounts on the first page of the prospectus to add the following investment accounts to your policy, which invest in corresponding portfolios of the John Hancock Trust.

American Global Growth	American High-Income Bond

American Global Small Capitalization	Ultra Short Term Bond

We add the following disclosure to the Portfolio Annual Expenses.

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses[1]
American Global Growth[4,13]	0.54%	0.60%	0.07%	0.00%	1.21%
American Global Small Capitalization[4,13]	0.72%	0.60%	0.11%	0.00%	1.43%
American High-Income[4,13]	0.47%	0.60%	0.10%	0.00%	1.17%
Ultra Short Term Bond[13]	0.55%	0.00%	0.08%	0.00%	0.63%

1. Total Operating Expenses may include fees and expenses incurred indirectly by a portfolio as a result of its investment in other investment companies (each an “Acquired Fund”), and in those cases the Total Operating Expenses will be expected to vary based upon an allocation of the portfolio’s assets among the Acquired Fund portfolios and upon the total annual operating expenses of these portfolios, and may be higher or lower than those shown in the table. The Total Operating Expenses shown in the table may not correlate to a portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are based on the estimated indirect net expenses associated with the portfolio’s investment in the underlying funds.

4. The table reflects the combined fees of the feeder fund and the master fund.

13. For funds and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2009, expenses are estimated.

We add the following disclosure to the Table of Investment Options and Investment Subadvisers:

Portfolio	Portfolio Manager	Investment Objective
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of American Funds Insurance Series. The Global Growth portfolio invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth. The portfolio may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets. The portfolio expects to be invested in numerous countries around the world.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of American Funds Insurance Series. Under normal circumstances, the Global Small Capitalization Fund invests primarily in stocks of smaller companies located around the world. Normally, the Global Small Capitalization portfolio invests at least 80% of its net assets in growth-oriented common stocks and other equity securities (such as preferred stocks, convertible preferred stocks and convertible bonds) of companies with small market capitalizations, measured at the time of purchase.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of American Funds Insurance Series. The portfolio invests primarily in higher yielding and generally lower quality debt securities (rated Ba1 or below or BB+ or below by a nationally recognized statistical rating organization or unrated but determined by the master fund’s investment adviser to be of equivalent quality), including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.”

Portfolio	Portfolio Manager	Investment Objective
Ultra Short Term Bond	MFC Global Investment Management Services, LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal circumstances, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.

You should read this supplement together with the prospectus for the contract you purchased, and retain both for future reference.

Prior to making any investment decisions, you should carefully review your product prospectus and all applicable supplements. In addition, you should review the prospectuses and applicable supplements for the underlying portfolios that we make available as investment options under the policies. The prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the portfolios. In the case of any of the portfolios that are operated as feeder funds, you should also review the prospectus for the corresponding master fund. If you need to obtain additional copies of any of these documents, please contact your representative or contact our Service Office at the address or telephone number on the back page of your product prospectus.

VLI ProdSupp(V1) 11/2010

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